Share Based Compensation Plan	12 Months Ended
Dec. 31, 2011
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Note 19:      Share Based Compensation Plan

On March 12, 2007, the Company's share-based compensation plan, the 1997 Stock Option Plan (the "1997 Plan") expired in accordance with its terms. In April 2008, the shareholders approved the Rurban Financial Corp. 2008 Stock Incentive Plan (the "2008 Plan").

The 2008 Plan permits the grant or award of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), and restricted stock for up to 250,000 Common Shares of the Company.

The 2008 Plan is intended to advance the interests of the Company and its shareholders by offering employees, directors and advisory board members of the Company and its subsidiaries an opportunity to acquire or increase their ownership interest in the Company through grants of equity-based awards. The 2008 Plan permits equity-based Awards to be used to attract, motivate, reward and retain highly competent individuals upon whose judgment, initiative, leadership and efforts are key to the success of the Company by encouraging those individuals to become shareholders of the Company.

Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant, and those option awards generally vest based on 5 years of continuous service and have 10-year contractual terms.

The compensation cost charged against income for both the 1997 and 2008 Plans were $87,976, $49,164 and $143,261 for 2011, 2010 and 2009, respectively. The total income tax benefit recognized in the income statement for share-based compensation arrangements were $29,912, $16,716 and $48,709 for 2011, 2010 and 2009, respectively.

The fair value of each option award is estimated on the date of grant using the Black-Scholes valuation model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of the Company’s stock and other factors. The Company uses the simplified method for valuing options granted. Historical data is insufficient to estimate option exercise and employee termination within the valuation model. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. The risk-free rate for the period within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. In 2011, no options were granted. In 2010, 185,750 options were granted.

	2011	2010

Expected volatility	0.0% - 0.0%	26.2% - 26.9%
Weighted-average volatility	-	26.21%
Expected dividends	-	1.0%
Expected term (in years)	0.0 - 0.0	5.0 - 5.0
Risk-free rate	-	2.40%

A summary of option activity under the 2008 Plan as of December 31, 2011 and changes during the year then ended, is presented below:

	2011
	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding, beginning of year	334,728	$9.94
Granted	-	-
Forfeited	29,292	10.38
Expired	1,462	13.65
Outstanding, end of year	303,974	$9.88	5.77	$-

Exercisable, end of year	174,739	$11.77	4.20	$-

The weighted-average grant-date fair value of options granted during the years 2011 and 2010 were $0 and $1.65, respectively. There were no options exercised during the years ended December 31, 2011, 2010, and 2009.

As of December 31, 2011, there was $153,431 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the 1997 Plan and 2008 Plan. That cost is expected to be recognized over a weighted-average period of 1.44 years.